SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 18, 2015

C. R. BARD, INC.

(Exact Name of Registrant as Specified in Charter)

New Jersey	001-6926	22-1454160
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

730 Central Avenue Murray Hill, New Jersey	07974
(Address of Principal Executive Office)	(Zip Code)

(908) 277-8000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Other Events

On June 18, 2015, the attached materials were presented as part of a scientific session at the 2015 Vascular Annual Meeting of the Society for Vascular Surgery. The presentation materials attached hereto as Exhibits 99.1 – 99.2 are incorporated herein by reference.

The information in this Current Report on Form 8-K, including Exhibits 99.1 – 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit	Description
99.1	Presentation by Patrick Geraghty, MD, FACS, entitled, Clinical Design of the FIRST and ONLY Approved IDE BTK Trial for a Drug Coated Balloon

99.2	Presentation by Chad Laurich, MD, entitled, Lutonix Global Real World SFA Registry - Interim Results & First Look at LEVANT 2 24 Month Results

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C. R. BARD, INC.
(Registrant)

Date: June 18, 2015	/s/ Richard C. Rosenzweig
Richard C. Rosenzweig Vice President, Law and Assistant Secretary

INDEX TO EXHIBITS

Exhibit 99.1	Presentation by Patrick Geraghty, MD, FACS, entitled, Clinical Design of the FIRST and ONLY Approved IDE BTK Trial for a Drug Coated Balloon

Exhibit 99.2	Presentation by Chad Laurich, MD, entitled, Lutonix Global Real World SFA Registry - Interim Results & First Look at LEVANT 2 24 Month Results